                                             UAM Funds
                                             Funds for the Informed Investor/sm/

PIC Twenty Portfolio
Semi-Annual Report                                              October 31, 2001
                                                                      [LOGO] UAM
                                                                          UAM(R)
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UAM FUNDS                                                   PIC TWENTY PORTFOLIO
                                                            OCTOBER 31, 2001

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                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
Shareholders' Letter ........................................................  1
Statement of Net Assets .....................................................  7
Statement of Operations .....................................................  9
Statement of Changes in Net Assets .......................................... 10
Financial Highlights ........................................................ 11
Notes to Financial Statements ............................................... 12
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UAM FUNDS                                                   PIC TWENTY PORTFOLIO

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October 31, 2001

Fellow Shareholders:

Performance Review
The PIC Twenty Portfolio's six-month performance was down 32% as we believe investors continued to question the viability of an economic recovery happening anytime soon. Software companies such as Mercury Interactive and Veritas, along with telecommunications hardware provider Ciena Corp. hurt the Portfolio's performance. We sold several of these software names during the last six months as earnings visibility had degraded significantly. Our reduced earnings expectations combined with expensive price-to-earnings multiples skewed the risk/reward tradeoff. Conversely, our healthcare and retail holdings did quite well. In the healthcare area our specialty pharmaceutical companies logged strong earnings growth driven by continued strength of existing compounds and new product introductions. Forest Laboratories and IDEC Pharmaceuticals are two examples and also represent the Portfolio's current largest holdings. In retail, we have positions in Home Depot and Lowe's, which have benefited from a continued strong housing market, strong revenue growth, and better year-over-year sales comparable numbers. Finance names such as, Freddie Mac and Sallie Mae also performed well in the difficult market environment.

A primary theme for the Portfolio has been the purchase of companies that will be beneficiaries of an economic recovery. This theme has worked quite well during the several time periods the market has moved up this year. Unfortunately, the unexpected attacks in New York and Washington delayed the recovery scenario for several months. The Portfolio has a large contingent of semiconductor stocks--Texas Instruments, Taiwan Semiconductor Manufacturing, Analog Devices, and Applied Materials--that are leveraged to economic recovery. These stocks have bottomed in terms of their fundamentals and we are looking for sequential improvement to a whole host of fundamental factors as we head into the new year: revenue growth, bookings, book-to-bill, lead times, and of course, earnings. We believe these companies will most significantly drive performance in an upwardly biased market.

Market Review and Outlook
As we reflect over the last six months, relatively few quarters in the history of the US stock market have been as tumultuous as those just ended. Negative earnings reports during the 2nd and 3rd calendar quarters and disappointing economic news across the globe continued to batter the markets as summer came to a close. After strong equity returns during the 2nd calendar quarter and a broadening

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of stock market breadth, July and August saw negative absolute performance. But
September, after the dreadful terrorist attacks on New York and Washington, proved extraordinarily painful with the steep decline that was felt across all equity markets. The market has gained ground only one month of the last six, providing equity investors with very disappointing short-term performance.

Prior to the terrorist attacks, we expected that the economic recovery would begin to take hold starting in the fourth calendar quarter and pick up momentum during the first half of 2002. That view has been modified. We now look for the current profits recession to be extended and feel that a "classic," yet mild, economic recession seems probable. However, what investors were not factoring into their outlooks prior to the attacks was a massive infusion of liquidity and government spending. The attacks on America will result in very significant fiscal expenditures to combat terrorism. This could be a decade or more commitment as we dedicate enormous resources to combat this dreadful new reality. We think a credible argument can be made that over the next few quarters, while the economy will struggle, this is likely to be followed by a strong "snap back" in activity. We believe that when investors have better clarity as to our short- and long-term military responses, psychology will improve, and with it so will the performance of equities.

Since September 11th, most economic-oriented headlines have focused on the potential impact of the terrorists' actions. It is still too early to estimate with any accuracy the short- and long-term impact on economic growth because any such assessment would be based on anecdotal evidence rather than fact. Realistically there may never be any accurate gauge of the damage.

Throughout the last two quarters economic news releases have dominated investor sentiment. On balance the news has been negative although there were positive signs, prior to September 11th, that pointed to stabilization in the domestic economy. A better August reported National Association of Purchasing Managers'
(NAPM) number, continued low inflation at the Producers Price Index (PPI) level, and a modest pick-up in durable goods orders, were positive signs. These signs were counter to corporate earnings, where many companies, as expected, reported disappointing 2nd calendar quarter earnings. Further, 3rd and 4th calendar quarter earnings are also expected to be weak, but we believe that in those reports, even given the terrorist attacks, investors will begin to find nuggets of optimism as data points start to signal an upcoming turnaround in business activity.

Fund Strategy and Outlook
The stock market is a discounting mechanism, and we continue to believe that the intermediate to long-term trend will be upwardly biased for U.S. equities. We

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believe the 400 basis points of interest rate cuts by the Federal Reserve will re-stimulate the U.S. economy. Historically, this has occurred in a 6-9 month timeframe, but clearly during this cycle that timeframe has not applied and given the recent tragic events, this recovery will undoubtedly be slower in developing. Additionally, slow growth in both Europe and the Far East make matters more problematic, and it is reasonable to assume that slow economic growth will persist well into 2002. Corporate profits will continue to be under pressure on a near-term basis, but should start recovering as we move through the first half of 2002.

September 11th is one of those rare dates in each of our lifetimes where we will remember exactly where we were and what we were doing. As a nation we have suffered a great loss, a loss that will most likely take a great deal of time to put into perspective. That being said, we are a great nation, with a people that historically have met such terrible adversity head-on. We are sure this tragedy will be no exception. Part of the great strength of this country is our financial system, which includes the most efficient and liquid stock markets in the world. Both the financial system and stock markets responded with remarkable resiliency given the terrible devastation in the financial district of New York. The airlines are flying and day-by-day are building toward their former capacities. Further, the Federal Government and the Federal Reserve have provided immediate assistance and liquidity. In short, the recovery process is well under way.

We are making the following strategic assumptions in trying to approach what is a new economic and stock market environment:

 .    Consumer confidence will weaken further, as unemployment rises above the
     5.0% level;

 .    The current profit recession will be extended and a "classic," yet mild, economic recession seems probable;

 .    Monetary and fiscal policies will remain very encouraging for the foreseeable future;

 .    With near-term sluggish economic activity, inflation is likely to stay low;

 .    Investor sentiment will improve when America's longer-term responses to the terrorists' attacks are in better focus;

 .    However, valuation assumptions will be more critical in investment decisions as premium valuations will only be accorded to those companies that can provide shareholder value through sustained above-average earnings growth

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The first chart below Stock Market Oversold demonstrates the degree of the oversold market condition. As can be seen, we are in an area that approaches the 1973-4 bear market decline, when economic conditions were much more dire than we now face.


                                   [CHART]
                             [PLOT POINTS TO COME]



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The next chart, Growth Extremely Oversold compares the Russell 1000 Value and
Russell 1000 Growth Indices. As you can see, over the last 20 years, the oversold condition of growth stocks over value stocks has never been as extreme as it is today.

                                   [CHART]
                             [PLOT POINTS TO COME]

Now is not the time to decide that the world has changed and growth stocks will never again regain their value. Many investors made this mistake with value strategies just two or three years ago when the technology bubble was beginning. Historically, investing styles come in and out of favor. We believe the current aversion to premium growth stocks will also pass as the economy improves and investors regain their perspective that above average long-term growth has always been accorded a premium in the marketplace.

Growth investing takes diligent fundamental research and the patience to "weather the storm." We know that many of the companies in the Portfolio will miss quarterly revenue and earnings estimates during this difficult time of readjustment. However, if the long-term fundamentals and growth prospects of the company are intact, we will use this opportunity to buy more or make commitments to new companies that we have been researching, but where, prior to September 11th, we felt valuations were too rich. We are endeavoring to only buy those companies that are market leaders with management leadership that will deliver long-term

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shareholder value. Companies we feel most likely to surprise Wall Street with revenue and earnings rebounds and better than expected operating and reported earnings per share growth. Healthcare, finance, retail trade, and other consumer and industrial areas are well represented in the Portfolio.

Our growth philosophy has prospered over the years and we believe will do so again. We cannot predict the month when the economy will finally stabilize but believe the ensuing response on the part of investors will be a strong upward revision in the prices of some equities, and particularly those growth stocks that have been so badly battered. The Portfolio has suffered during this severe bear market, but we view it will recover rapidly when the investment environment improves. Our strong conviction is that earnings growth drives stock prices, and we firmly believe the Portfolio represents a "short list" of the best high-growth companies.

Cordially,

Provident Investment Counsel's
Portfolio Management Team

All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's performance assumes the reinvestment of all dividends and capital gains.

There are no assurances that a portfolio will meet its stated objectives.

A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

                      Definition of the Comparative Indices
                      -------------------------------------

NASDAQ Composite Index is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market system traded foreign common stocks and ADRs.

S&P 500 Index is an unmanaged index comprised of stocks representing major U.S. market industries, including 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

       Please note that one cannot invest directly in an unmanaged index.

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UAM FUNDS                                           PIC TWENTY PORTFOLIO
                                                    OCTOBER 31, 2001 (Unaudited)
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--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
COMMON STOCK - 77.7%
--------------------------------------------------------------------------------

                                                           Shares        Value
                                                          --------  -----------
FINANCIAL SERVICES -- 9.6%
   Concord EFS*.......................................      14,600   $  399,602
   Freddie Mac........................................      15,500    1,051,210
   USA Education......................................       6,000      489,360
                                                                     ----------
                                                                      1,940,172
                                                                     ----------
MANUFACTURING -- 4.8%
   Tyco International.................................      19,700      968,058
                                                                     ----------
MEDIA-TV/RADIO/CABLE -- 2.5%
   Comcast, Cl A......................................      14,100      505,344
                                                                     ----------
MEDICAL-BIOMEDICAL -- 13.4%
   Abgenix*............................................     15,300      455,787
   Amgen*..............................................      8,600      488,652
   IDEC Pharmaceuticals................................     29,200    1,751,416
                                                                     ----------
                                                                      2,695,855
                                                                     ----------
PHARMACEUTICALS -- 17.6%
   Allergan............................................     10,700      768,153
   Forest Laboratories.................................     16,350    1,216,113
   Pfizer..............................................     23,950    1,003,505
   Teva Pharmaceutical Industries ADR..................      9,000      556,200
                                                                     ----------
                                                                      3,543,971
                                                                     ----------
RETAIL-SPECIALTY -- 7.8%
   Home Depot..........................................     19,700      753,131
   Lowe's..............................................     24,200      825,220
                                                                     ----------
                                                                      1,578,351
                                                                     ----------
SEMICONDUCTORS/INSTRUMENTS -- 16.2%
   Analog Devices......................................      7,500      285,000
   Applied Materials...................................     25,400      866,394
   Taiwan Semiconductor Manufacturing ADR*.............     90,720    1,171,195
   Texas Instruments...................................     33,800      946,062
                                                                     ----------
                                                                      3,268,651
                                                                     ----------
TELEPHONES & TELECOMMUNICATIONS -- 2.8%
   Sprint (PCS Group)*.................................     25,400      566,420
                                                                     ----------

The accompanying notes are an integral part of the financial statements.

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                                                    OCTOBER 31, 2001 (Unaudited)
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--------------------------------------------------------------------------------
COMMON STOCK -- continued
--------------------------------------------------------------------------------

                                                           Shares      Value
                                                         ---------  -----------
TESTING LABORATORIES -- 3.0%
   Quest Diagnostics*.................................       9,100   $  594,958
                                                                     ----------
   TOTAL COMMON STOCK
     (Cost $16,236,697)...............................               15,661,780
                                                                     ----------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 23.8%
--------------------------------------------------------------------------------
                                                          Face
                                                         Amount
                                                       ----------
REPURCHASE AGREEMENT -- 23.8%
   JP Morgan Chase Securities, Inc. 2.40% dated 10/31/01,
     matures 11/01/01, to be repurchased at $4,796,320,
     collateralized by $4,125,050 of U.S. Treasury Notes
     valued at $4,957,572 (Cost $4,796,000)............ $4,796,000    4,796,000
                                                                    -----------
   TOTAL INVESTMENTS -- 101.5%
     (Cost $21,032,697)(a).............................              20,457,780
                                                                    -----------
   OTHER ASSETS AND LIABILITIES, NET -- (1.5%)                         (301,278)
                                                                    -----------
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
   Paid in Capital.....................................              41,261,164
   Accumulated Net Investment Loss.....................                 (99,082)
   Accumulated Net Realized Loss.......................             (20,430,663)
   Unrealized Depreciation.............................                (574,917)
                                                                    -----------
   TOTAL NET ASSETS -- 100.0%..........................             $20,156,502
                                                                    ===========
   Institutional Class Shares:.........................
   Shares Issued and Outstanding (Unlimited
     authorization, no par value)......................               5,476,951
   Net Asset Value, Offering and Redemption
     Price Per Share...................................                   $3.68
                                                                          =====

  *  Non-Income Producing Security
ADR  American Depositary Receipt
 Cl  Class

(a) The cost for federal income tax purposes was $21,032,697. At October 31, 2001, net unrealized depreciation for all securities based on tax cost was $574,917. This consisted of aggregate gross unrealized appreciation for all securities of $841,693, and gross unrealized depreciation for all securities of $1,416,610.

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                           PIC TWENTY PORTFOLIO
                                                    OCTOBER 31, 2001 (Unaudited)
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--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Investment Income
Dividends........................................................... $   18,265
Interest............................................................     23,662
                                                                     ----------
   Total Income.....................................................     41,927
                                                                     ----------
Expenses
Investment Advisory Fees -- Note B..................................     97,328
Administrative Fees -- Note C.......................................     35,368
Shareholder Servicing Fees -- Note F................................     21,873
Legal Fees..........................................................     21,765
Printing Expenses...................................................     12,729
Transfer Agent Fees.................................................      9,851
Audit Fees..........................................................      7,555
Filing and Registration Fees........................................      6,313
Custodian Fees......................................................      2,728
Trustees' Fees -- Note E............................................      2,411
Other Expenses......................................................      1,771
                                                                     ----------
   Total Expenses...................................................    219,692
Less:
Waiver of Investment Advisory Fees -- Note B........................    (78,540)
                                                                     ----------
   Net Expenses Before Expense Offset...............................    141,152
Expense Offset -- Note A............................................       (143)
                                                                     ----------
Net Expense After Expense Offset....................................    141,009
                                                                     ----------
Net Investment Loss.................................................    (99,082)
                                                                     ----------
Net Realized Loss on Investments.................................... (9,519,216)
Net Change in Unrealized Appreciation (Depreciation) on Investments.  1,055,254
                                                                     ----------
Net Loss on Investments............................................. (8,463,962)
                                                                     ----------
Net Decrease in Net Assets Resulting from Operations................$(8,563,044)
                                                                    ===========

The accompanying notes are an integral part of the financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

                                                 Six Months
                                                    Ended            Year
                                              October 31, 2001       Ended
                                                 (Unaudited)     April 30, 2001
                                              ----------------   --------------
Increase (Decrease) In Net Assets
Operations:
   Net Investment Loss.......................... $   (99,082)       $  (206,564)
   Net Realized Loss on Investments.............  (9,519,216)        (9,344,136)
   Net Change in Unrealized Appreciation
     (Depreciation) on Investment...............   1,055,254         (4,227,980)
                                                 -----------        -----------
   Net Decrease in Net Assets Resulting
     from Operations............................  (8,563,044)       (13,778,680)
                                                 -----------        -----------
Capital Share Transactions:
   Issued.......................................   6,598,751         12,874,433
   Redeemed.....................................  (4,529,039)        (3,755,078)
                                                 -----------        -----------
   Net Increase from Capital Share Transactions.   2,069,712          9,119,355
                                                 -----------        -----------
     Total Decrease in Net Assets...............  (6,493,332)        (4,659,325)
                                                 -----------        -----------
Net Assets:
   Beginning of Period..........................  26,649,834         31,309,159
                                                 -----------        -----------
   End of Period................................ $20,156,502        $26,649,834
                                                 ===========        ===========
Shares Issued and Redeemed:
   Shares Issued................................   1,743,167          2,178,506
   Shares Redeemed..............................  (1,181,073)          (521,559)
                                                 -----------        -----------
   Net Increase in Shares Outstanding...........     562,094          1,656,947
                                                 ===========        ===========

The accompanying notes are an integral part of the financial statements.

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FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                              Six Months        Year          December 29,
                                                 Ended          Ended          1999*** to
                                            October 31, 2001   April 30,        April 30,
                                              (Unaudited)        2001             2000
                                            ----------------   ---------      ------------
Net Asset Value, Beginning of Period......      $  5.42         $  9.61         $ 10.00
                                                -------         -------         -------
Income From Investment Operations
Net Investment Loss.......................        (0.01)          (0.04)          (0.02)
Net Realized and Unrealized Loss..........        (1.73)          (4.15)          (0.37)++
                                                -------         -------         -------
 Total from Investment
   Operations.............................        (1.74)          (4.19)          (0.39)
                                                -------         -------         -------
Net Asset Value, End of Period............      $  3.68         $  5.42         $  9.61
                                                =======         =======         =======
Total Return+.............................       (32.10)%**      (43.60)%         (3.90)%**
                                                =======         =======         =======
Ratios and Supplemental Data
Net Assets, End of Period (Thousands).....      $20,157         $26,650         $31,309
Ratio of Expenses to Average Net Assets...         1.30%*          1.30%           1.31%*
Ratio of Net Investment Loss to
 Average Net Assets.......................        (0.92)%*        (0.78)%         (0.57)%*
Portfolio Turnover Rate...................           80%            137%             80%

  * Annualized
 ** Not Annualized
*** Commencement of Operations
  + Total return would have been lower had certain expenses not been waived by the Adviser during the period.
 ++ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period, because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.

The accompanying notes are an integral part of the financial statements.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The PIC Twenty Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a non-diversified, open-end management investment company. At October 31, 2001 the UAM Funds were comprised of 38 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The objective of the Portfolio is to seek long-term growth of capital through investing in approximately 20-30 stocks selected primarily from the stocks contained within the S&P/BARRA Growth and Russell 1000 Growth Indices.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

          1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the last reported bid price. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Trustees.

          2. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

          3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has

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     the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

          Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

          4. Distributions to Shareholders: The Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on the ex-dividend date.

          The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments of net operating losses.

          Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss), for the purpose of calculating net investment income (loss) per share in the financial highlights.

          5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed to a Portfolio are apportioned among the Portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets for custodian balance credits.

          6. Implementation of New Accounting Standards: The Portfolio implemented the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide"), as required on May 1, 2001. The implementation did not have any material impact on the results of operations or financial condition of the Portfolio upon adoption of the provisions of the Guide.

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     B. Investment Advisory Services: Under the terms of an investment advisory agreement, Provident Investment Counsel (the "Adviser"), an affiliate of Old Mutual (US) Holdings Inc. (formerly United Asset Management Corporation, "UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.90% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio from exceeding 1.30% of average daily net assets.

     C. Administrative Services: The UAM Funds and SEI Investments Mutual Funds Services, (the "Administrator"), a wholly owned subsidiary of SEI Investments Company, are parties to an Administration Agreement (the "Agreement") dated April 1, 2001, under which the Administrator provides the UAM Funds with certain legal, accounting, and shareholder services for an annual fee of 0.073% of the average daily net assets of the Portfolio and an annual base fee of $54,500. The Administrator may, at its sole discretion waive all or a portion of its fees.

     Prior to April 1, 2001, UAM Fund Services, Inc., provided and oversaw administrative services to the Portfolio.

     DST Systems, Inc., (the "Transfer Agent") serves as the Transfer Agent and dividend disbursing agent for the Portfolio under a transfer agency agreement with the UAM Funds.

     Effective April 1, 2001, the UAM Funds entered into an agreement with PBHG Shareholder Servicing Center ("PBHGSSC", formerly UAMSSC) whereby PBHGSSC began providing shareholder services to the UAM Funds. Pursuant to the agreement, the UAM Funds pay PBHGSSC $8,250 for the first operational class of a portfolio plus $2,750 for each additional class of a portfolio and $33 per account. For the six months ended October 31, 2001, the Portfolio paid PBHGSSC $3,932.

     D. Distribution Services: The UAM Funds and Funds Distributor, Inc., (the "Distributor"), are parties to a Distribution Agreement dated April 1, 2001. The Distributor receives no fees for its distribution services under this agreement.

     Prior to April 1, 2001, UAM Fund Distributors, Inc., distributed the shares of the Portfolio.

     E. Trustees' Fees: Each Trustee, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Trustees meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds.

UAM FUNDS                                                   PIC TWENTY PORTFOLIO
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     F. Shareholder Servicing Fees: Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the UAM Funds for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the UAM Funds that are serviced by the financial representative.

     G. Purchases and Sales: For the six months ended October 31, 2001, the Portfolio made purchases of $15,884,496 and sales of $16,844,438 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

     H. Other: At October 31, 2001, 91% of total shares outstanding were held by 1 record shareholder.

                                     NOTES

                                     NOTES

UAM FUNDS                                                   PIC TWENTY PORTFOLIO
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Officers and Trustees

James F. Orr, III                         Linda T. Gibson
Trustee, President and Chairman           Vice President and Secretary

John T. Bennett, Jr.                      Sherry Kajden Vetterlein
Trustee                                   Vice President and Assistant Secretary

Nancy J. Dunn                             Christopher Salfi
Trustee                                   Treasurer

Philip D. English                         Suzan M. Barron
Trustee                                   Assistant Secretary

William A. Humenuk                        Molly S. Mugler
Trustee                                   Assistant Secretary

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UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-826-5465
www.uam.com

Investment Adviser
Provident Investment Counsel
300 North Lake Avenue
Pasadena, CA 91101

Distributor
Funds Distributor, Inc.
60 State Street
Suite 1300
Boston, MA 02109

                                            ------------------------------------
                                            This report has been prepared for
                                            shareholders and may be distributed
                                            to others only if preceded or
                                            accompanied by a current prospectus.
                                            ------------------------------------